EXHIBIT 99.1
                                                                  ------------

                                                  AUTOMATIC DATA PROCESSING, INC.
                                      REVENUE FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT

                                                                                                         SECURITIES CLEARING &
FISCAL YEAR                 ES                        BROKERAGE                    DEALER                 OUTSOURCING SERVICES
--------------     --------------------        ---------------------       ----------------------       -------------------------
                     $              %                $           %               $           %                 $            %
'03     Q1           1,024.9        5%             336.2        (8)%           197.7          9%
        Q2           1,081.6        5%             301.3       (18)%           204.1         13%
        Q3           1,259.1        7%             381.2       (18)%           211.8         16%
        Q4           1,094.9        9%             514.7       (11)%           210.7         13%
                   --------------------        ---------------------       ----------------------       -------------------------
        Year         4,460.5        7%           1,533.4       (14)%           824.3         13%                 -           -
                   ====================        ====================        ======================       =========================

'04     Q1           1,124.4       10%             296.9       (12)%           213.5          8%
        Q2           1,174.0        9%             321.5         7%            220.9          8%
        Q3           1,383.0       10%             429.1        13%            228.2          8%
        Q4           1,190.0        9%             539.0         5%            237.7         13%
                   --------------------        ---------------------       ----------------------       -------------------------
        Year         4,871.5        9%           1,586.5         3%            900.3          9%                 -           -
                   ====================        =====================       ======================       =========================

'05     Q1           1,190.4        6%             313.0         5%            240.3         13%                 -           -
        Q2           1,250.3        6%             338.8         5%            245.8         11%              15.4           -
        Q3           1,510.5        9%             455.1         6%            249.2          9%              21.8           -
        Q4           1,310.1       10%             571.9         6%            255.4          7%              24.3           -
                   --------------------        ---------------------       ----------------------       -------------------------
        Year         5,261.3        8%           1,678.9         6%            990.6         10%              61.5           -
                   ====================        =====================       ======================       =========================

'06     Q1           1,299.4        9%             354.6        13%            253.8          6%              17.7           -
        Q2           1,372.5       10%             366.3         8%            270.0         10%              19.8          29%
                   --------------------        ---------------------       ----------------------       -------------------------

        Year         2,671.9        9%             720.9        11%            523.8          8%              37.5         100%+
                   ====================        =====================       ======================       =========================

                                                  RECONCILING ITEMS
                                            ----------------------------
                                               FOREIGN      CLIENT FUND
FISCAL YEAR                 OTHER              EXCHANGE      INTEREST                   TOTAL
--------------     -----------------------------------------------------      -------------------------
                      $           %               $               $                 $             %
'03     Q1           22.5         11%           (51.8)           1.8             1,531.3          3%
        Q2           43.0          8%           (53.9)          (4.6)            1,571.5          0%
        Q3            3.2        100%+          (46.5)         (19.3)            1,789.5          2%
        Q4           26.7        100%+          (27.2)         (19.1)            1,800.7          4%
                   ------------------------------------------------------      -------------------------
        Year         95.4          4%          (179.4)         (41.2)            6,693.0          2%
                   =====================================================      =========================

'04     Q1           22.9          2%           (24.5)         (20.7)            1,612.5          5%
        Q2           36.5        (15)%          (12.8)         (26.0)            1,714.1          9%
        Q3            6.7        100%+           (0.4)         (51.0)            1,995.6         12%
        Q4           43.4         62%           (10.2)         (42.8)            1,957.1          9%
                   -----------------------------------------------------      -------------------------
        Year        109.5         14%           (47.9)        (140.5)            7,279.4          9%
                   =====================================================      =========================

'05     Q1           25.1          9%            (5.1)         (29.9)            1,733.8          8%
        Q2           36.8          0%             9.7          (29.0)            1,867.8          9%
        Q3           (0.2)      (100%)+          17.8          (39.2)            2,215.0         11%
        Q4           22.9        (47)%           10.9          (28.4)            2,167.1         11%
                   -----------------------------------------------------      -------------------------
        Year         84.5        (23)%           33.3         (126.4)            7,983.7         10%
                   =====================================================      =========================

'06     Q1           11.9        (52)%            4.3          (20.0)            1,921.7         11%
        Q2           31.8        (13)%            3.3          (16.3)            2,047.4         10%
                   -----------------------------------------------------      -------------------------
        Year         43.7        (29)%            7.6          (36.3)            3,969.1         10%
                   =====================================================      =========================

* Quarter and YTD amounts are rounded amounts. As a result, the YTD total may not foot. Amounts will foot across, but the sum of the quarters may not foot to YTD.

                                             AUTOMATIC DATA PROCESSING, INC.
                             PRE-TAX EARNINGS FROM CONTINUING OPERATIONS BY BUSINESS SEGMENT


FISCAL YEAR                        ES                                BROKERAGE                       DEALER
---------------     -------------------------------     -----------------------------------------------------------------
                                           PRE-TAX                             PRE-TAX                           PRE-TAX
                          $          %      MARGIN            $          %      MARGIN           $         %      MARGIN
                    -----------   ------  ---------     ----------   --------  --------       -------    ------  --------
'03      Q1             213.2       13%        21%           57.0       (17)%      17%          30.0        7%       15%
         Q2             269.6       10%        25%           37.2       (45)%      12%          35.1       13%       17%
         Q3             414.1       16%        33%           49.2       (46)%      13%          36.2       17%       17%
         Q4             177.1       (13)%      16%          102.1       (28)%      20%          36.4       21%       17%
                    -------------------------------     -----------------------------------------------------------------
         Year         1,074.0        8%        24%          245.7       (33)%      16%         137.7       15%       17%
                    ===============================     =================================================================

'04      Q1             206.9       (3)%       18%           23.2       (59)%       8%          32.5        9%       15%
         Q2             263.8       (2)%       22%           34.3        (8)%      11%          37.2        6%       17%
         Q3             387.7       (6)%       28%           67.7        37%       16%          39.7       10%       17%
         Q4             139.6      (21)%       12%          125.6        23%       23%          35.9       (1)%      15%
                    -------------------------------     -----------------------------------------------------------------
         Year           998.0       (7)%       20%          250.8         2%       16%         145.3        6%       16%
                    ===============================     =================================================================

'05      Q1             220.3        6%        19%           41.4        78%       13%          36.2       11%       15%
         Q2             284.9        8%        23%           50.6        48%       15%          38.5        3%       16%
         Q3             452.9       17%        30%           71.6         6%       16%          38.0       (4)%      15%
         Q4             191.3       37%        15%          137.5         9%       24%          37.1        3%       15%
                    -------------------------------     -----------------------------------------------------------------
         Year         1,149.3       15%        22%          301.1        20%       18%         149.8        3%       15%
                    ===============================     =================================================================

'06      Q1             271.4       23%        21%           53.5        29%       15%          41.1       14%       16%
         Q2             309.5        9%        23%           53.5         6%       15%          40.2        4%       15%
                    -------------------------------     -----------------------------------------------------------------
         Year           581.0       15%        22%          106.9        16%       15%          81.3        9%       16%
                    ===============================     =================================================================

                             SECURITIES CLEARING &
FISCAL YEAR                  OUTSOURCING SERVICES                             OTHER
---------------         -----------------------------          ---------------------------------
                                             PRE-TAX                                    PRE-TAX
                            $          %      MARGIN               $            %        MARGIN
                        --------    ------  ---------          ----------   --------   ---------
'03      Q1                                                         0.4       100%+        2%
         Q2                                                        47.8        65%       100%+
         Q3                                                        18.6       (65)%      100%+
         Q4                                                        30.8       (39)%      100%+
                        -----------------------------          ---------------------------------
         Year                 -         -        -                 97.3        (5)%      100%+
                        =============================          =================================

'04      Q1                                                        23.6       100%+      100%+
         Q2                                                        11.0       (77)%       30%
         Q3                                                        (8.1)     (100%)+    (100%)+
         Q4                                                        36.4        18%        84%
                        -----------------------------          ---------------------------------
         Year                           -        -                 62.9       (35)%       58%
                        =============================          =================================

'05      Q1                   -         -         -                10.5       (56)%       42%
         Q2                (5.2)        -      (34)%               (0.8)     (100%)+      (2%)
         Q3                (9.3)        -      (43)%              (40.6)     (100%)+    (100%)+
         Q4                (9.1)        -      (38)%               33.5        (8)%      100%+
                        -----------------------------          ---------------------------------
         Year             (23.6)        -      (38)%                2.6       (96)%        3%
                        =============================          =================================

'06      Q1               (11.8)        -      (67)%              (37.5)     (100%)+    (100%)+
         Q2                (7.6)      (46)%    (38)%               (1.6)      (96)%       (5)%
                        -----------------------------          ---------------------------------
         Year             (19.4)     (100%)+   (52)%              (39.1)     (100%)+     (90)%
                        =============================          =================================

                                  RECONCILING ITEMS
                      -----------------------------------------
                                                      COST OF
                       FOREIGN       CLIENT FUND      CAPITAL
FISCAL YEAR            EXCHANGE        INTEREST        CHARGE                        TOTAL
--------------        -----------------------------------------         ----------------------------------
                                                                                                  PRE-TAX
                           $               $             $                   $           %        MARGIN
                      ----------      -----------    ---------          ----------------------------------
'03      Q1              (4.0)             1.8          26.2               324.6         7%         21%
         Q2              (6.1)            (4.5)         28.2               407.3        (2)%        26%
         Q3              (9.4)           (19.3)         23.4               512.8        (8)%        29%
         Q4              (0.7)           (19.1)         22.8               349.4       (23)%        19%
                      ----------      -----------    ---------          ----------------------------------
         Year           (20.1)           (41.2)        100.6             1,594.0        (8)%        24%
                      ==========      ===========    =========          ==================================

'04      Q1              (2.8)           (20.7)         30.9               293.6       (10)%        18%
         Q2              (1.6)           (26.0)         30.8               349.5       (14)%        20%
         Q3              (0.7)           (51.0)         31.6               466.9        (9)%        23%
         Q4              (2.0)           (42.8)         32.1               324.8        (7)%        17%
                      ----------      -----------    ---------          ----------------------------------
         Year            (7.1)          (140.5)        125.5             1,434.9       (10)%        20%
                      ==========      ===========    =========          ==================================

'05      Q1              (0.8)           (29.9)         31.8               309.5         5%         18%
         Q2               2.1            (29.0)         35.4               376.5         8%         20%
         Q3               3.5            (39.2)         32.3               509.2         9%         23%
         Q4               1.0            (28.3)         34.9               397.9        23%         18%
                      ----------      -----------    ---------          ----------------------------------
         Year             5.8           (126.4)        134.5             1,593.1        11%         20%
                      ==========      ===========    =========          ==================================

'06      Q1               1.1            (20.0)         34.3               332.1         7%         17%
         Q2               1.9            (16.3)         35.3               414.9        10%         20%
                      ----------      -----------    ---------          ----------------------------------
         Year             3.0            (36.3)         69.6               747.0         9%         19%
                      ==========      ===========    =========          ==================================

* Quarter and YTD amounts are rounded amounts. As a result, the YTD total may not foot. Amounts will foot across, but the sum of the quarters may not foot to YTD.

NOTE: Earnings from continuing operations before income taxes for fiscal years 2003, 2004 and 2005 have not been adjusted for the impact of stock compensation expense.

AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
FISCAL 2005 QUARTERLY DETAIL, AS ADJUSTED FOR STOCK COMPENSATION EXPENSE
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                               FISCAL YEAR 2005
                                                      ------------------------------------------------------------------
                                                           Q1          Q2           Q3            Q4           YEAR
                                                      ------------------------------------------------------------------
CONTINUING OPERATIONS:

Operating expenses                                        821.9       864.6       1,015.5       1,062.9       3,764.8
Plus: Pro forma operating expenses
impact of stock compensation expense                       10.8         9.6           9.5           9.0          38.8
                                                      ------------------------------------------------------------------
Operating expenses, as adjusted                           832.7       874.2       1,025.0       1,071.9       3,803.6
                                                      ==================================================================

SG&A expenses                                             416.7       437.4         485.5         493.3       1,832.8
Plus: Pro forma SG&A expenses
impact of stock compensation expense                       24.7        24.4          20.2          23.5          92.8
                                                      ------------------------------------------------------------------
SG&A expenses, as adjusted                                441.4       461.8         505.7         516.8       1,925.6
                                                      ==================================================================

S&P expenses                                              131.2       132.1         136.5         150.5         550.3
Plus: Pro forma S&P expenses
impact of stock compensation expense                       11.5        10.1          10.1           9.6          41.4
                                                      ------------------------------------------------------------------
S&P expenses, as adjusted                                 142.7       142.2         146.6         160.1         591.7
                                                      ==================================================================

Pre-tax income                                            309.5       376.5         509.2         397.9       1,593.1
Less: Pro forma Pre-tax income impact
     of stock compensation expense                         47.0        44.1          39.8          42.1         173.0
                                                      ------------------------------------------------------------------
Pre-tax income, as adjusted                               262.5       332.4         469.4         355.8       1,420.1
                                                      ==================================================================

Provision for income taxes                                115.8       140.6         190.2         148.2         594.8
Less: Pro forma Provision for income taxes
     impact of stock compensation expense                  13.3        12.3          11.1          11.9          48.5
                                                      ------------------------------------------------------------------
Provision for income taxes, as adjusted                   102.5       128.3         179.1         136.3         546.3
                                                      ==================================================================

Net earnings                                              193.7       235.9         319.0         249.7         998.3
Less: Pro forma Net earnings impact
     of stock compensation expense                         33.7        31.8          28.7          30.2         124.5
                                                      ------------------------------------------------------------------
Net earnings, as adjusted                                 160.0       204.1         290.3         219.5         873.8
                                                      ==================================================================

Diluted EPS                                                 0.33        0.40          0.54          0.42         1.69
Less: Pro forma EPS impact of stock
     compensation expense                                  (0.06)      (0.05)        (0.05)        (0.05)       (0.21)
Diluted EPS, assuming stock
     compensation expensed in                         ------------------------------------------------------------------
     respective periods                                     0.27        0.35          0.49          0.37         1.48
                                                      ==================================================================

DISCONTINUED OPERATIONS:

Pro forma stock-based compensation expense,
   net of tax, relating to discontinued operations          2.0         1.8           1.6           1.7           7.1
                                                      ==================================================================

NOTE: THE ABOVE AMOUNTS ARE ROUNDED AND AS A RESULT THE SUM OF THE QUARTERS MAY NOT FOOT TO THE YEAR.

AUTOMATIC DATA PROCESSING, INC. AND SUBSIDIARIES
QUARTERLY DETAIL, RESTATED FOR DISCONTINUED OPERATIONS
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                   FISCAL YEAR 2005                           FISCAL YEAR 2006
                                          --------------------------------------------------------------   -----------------------
                                              Q1          Q2            Q3           Q4          YEAR          Q1          Q2
                                          --------------------------------------------------------------   -----------------------
Revenues, other than interest on funds
   held for Employer Services' clients
   and PEO revenues                       $  1,523.6   $  1,643.3   $  1,926.3   $  1,892.1   $  6,985.3   $  1,657.5   $  1,765.0
Interest on funds held for
   Employer Services' clients                   84.7         91.1        124.5        121.1        421.4        108.4        118.9
PEO revenues                                   125.5        133.4        164.2        153.9        577.0        155.8        163.5
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total revenues                               1,733.8      1,867.8      2,215.0      2,167.1      7,983.7      1,921.7      2,047.4
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------

Operating expenses                             821.9        864.6      1,015.5      1,062.9      3,764.8        925.4        962.4
Selling, general and administrative
   expenses                                    416.7        437.4        485.5        493.3      1,832.8        454.5        460.7
Systems development and programming
   costs                                       131.2        132.1        136.5        150.5        550.3        142.0        145.9
Depreciation and amortization                   66.6         68.0         69.6         69.6        273.9         70.1         72.5
Other income, net                              (12.1)       (10.8)        (1.3)        (7.1)       (31.2)        (2.4)        (9.0)
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total expenses                               1,424.3      1,491.3      1,705.8      1,769.2      6,390.6      1,589.6      1,632.5
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------

Earnings from continuing operations
   before income taxes                         309.5        376.5        509.2        397.9      1,593.1        332.1        414.9

Provision for income taxes                     115.8        140.6        190.2        148.2        594.8        126.0        157.2

                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net earnings from continuing operations   $    193.7   $    235.9   $    319.0   $    249.7   $    998.3   $    206.1   $    257.7
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------

Loss (income)  from discontinued
  operations, net of income taxes              (14.5)       (14.2)       (19.4)        (9.0)       (57.1)       (13.9)        (2.0)

                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net earnings                              $    208.2   $    250.1   $    338.4   $    258.7   $  1,055.4   $    220.0   $    259.7
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Basic earnings per share from
   continuing operations                  $     0.33   $     0.40   $     0.55   $     0.43   $     1.71   $     0.36   $     0.45
Basic earnings per share from
   discontinued operations                $     0.02   $     0.02   $     0.03   $     0.02   $     0.10   $     0.02   $     0.00
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
Basic earnings per share                  $     0.36   $     0.43   $     0.58   $     0.44   $     1.81   $     0.38   $     0.45
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Diluted earnings per share from
   continuing operations                  $     0.33   $     0.40   $     0.54   $     0.42   $     1.69   $     0.35   $     0.44
Diluted earnings per share from
   discontinued operations                $     0.02   $     0.02   $     0.03   $     0.02   $     0.10   $     0.02   $     0.00
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
Diluted earnings per share                $     0.35   $     0.42   $     0.57   $     0.44   $     1.79   $     0.38   $     0.45
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

Dividends per common share                $   0.1400   $   0.1550   $   0.1550   $   0.1550   $   0.6050   $   0.1550   $   0.1850
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========

NOTE: THE ABOVE AMOUNTS ARE ROUNDED AND AS A RESULT THE SUM OF THE QUARTERS MAY NOT FOOT TO THE YEAR.

SEGMENT INFORMATION

Employer Services, Brokerage Services, Dealer Services, and Securities Clearing & Outsourcing Services are ADP's reportable segments. ADP evaluates the performance of its segments based on operating results before interest on corporate funds, foreign currency gains and losses, and income taxes. Certain revenues and expenses are charged to the segments at a standard rate for management reasons. Other costs are recorded based on management responsibility. The prior years' segment revenues and earnings from continuing operations before income taxes have been adjusted to reflect updated fiscal year 2006 budgeted foreign exchange rates. Reconciling items include foreign exchange differences between the actual foreign exchange rates and the fiscal year 2006 budgeted foreign exchange rates and the adjustment for the difference between actual interest income earned on invested funds held for clients and interest credited to Employer Services at a standard rate of 4.5%. The segment results also include an internal cost of capital charge related to the funding of acquisitions and other investments. This charge is eliminated in consolidation and as such represents a reconciling item to earnings before income taxes.

The tables attached show the adjusted quarterly segment revenues and earnings from continuing operations before income taxes and reconciling items for fiscal years 2003, 2004 and 2005, as well as the percentage difference between each period indicated and the same respective prior year period.

Earnings from continuing operations before income taxes for fiscal years 2003, 2004 and 2005 have not been adjusted for the impact of stock compensation expense.

Fiscal years 2003, 2004, 2005 and the first and second quarters of 2006 (Q1 '06 and Q2 '06) were restated to reflect revenues and earnings before income taxes from continuing operations as a result of the decision to sell the Brokerage Services financial print business and the Claims Services business.